Exhibit 99.2

Strategic Hotels & Resorts, Inc.

Supplemental Financial Information

June 30, 2012

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2012

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2012

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 17 properties totaling 7,762 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.

Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

41

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

Diane M. Morefield

Executive Vice President, Chief Financial Officer

(312) 658-5000

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2012

Board of Directors

Raymond L. Gellein, Jr.

Chairman of the Board and Executive Committee

Laurence S. Geller, CBE

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

William A. Prezant

Director and Chairman of the Corporate Governance and Nominating Committee

Kenneth Fisher

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Sheli Z. Rosenberg

Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2012

Officers

Laurence S. Geller, CBE

President and Chief Executive Officer

Diane M. Morefield

Executive Vice President, Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Chief Operating Officer

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Eric D. Hassberger

Vice President, Asset Management

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

James L. Porter

Vice President, Internal Audit

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

Cory P. Warning

Vice President, Investments

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2012

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Carlo Santarelli	(212) 250-5815

Green Street Advisors	Enrique Torres	(949) 640-8780

International Strategy & Investment Group, Inc.	Ian Weissman	(212) 446-9461

JMP Securities	Will Marks	(415) 835-8944

J.P. Morgan Securities	Joseph Greff	(212) 622-0548

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2012

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	June 30, 2012
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	204,309	204,309
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,357	1,357
Value Creation Plan units outstanding under the deferral program	1,239	1,239

Combined shares and units outstanding	207,758	207,758
Common stock price at end of period	$6.46	$6.46

Common equity capitalization	$1,342,117	$1,342,117
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,045,817	1,045,817
Pro rata share of unconsolidated debt	212,275	—
Pro rata share of consolidated debt	(45,548)	—
Cash and cash equivalents	(76,180)	(76,180)

Total enterprise value	$2,767,583	$2,600,856

Net Debt / Total Enterprise Value	41.1%	37.3%
Preferred Equity / Total Enterprise Value	10.4%	11.1%
Common Equity / Total Enterprise Value	48.5%	51.6%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenues:
Rooms	$110,132	$108,812	$204,642	$200,282
Food and beverage	71,931	74,441	134,410	137,323
Other hotel operating revenue	18,173	19,948	38,298	39,921
Lease revenue	1,165	1,277	2,330	2,492

Total revenues	201,401	204,478	379,680	380,018

Operating Costs and Expenses:
Rooms	29,983	29,818	58,559	56,445
Food and beverage	48,317	50,658	95,710	96,665
Other departmental expenses	51,084	53,825	100,649	104,498
Management fees	6,214	6,550	11,830	12,324
Other hotel expenses	12,763	13,467	26,372	26,825
Lease expense	1,143	1,257	2,311	2,453
Depreciation and amortization	25,277	30,091	50,767	60,696
Corporate expenses	2,866	11,957	16,676	26,434

Total operating costs and expenses	177,647	197,623	362,874	386,340

Operating income (loss)	23,754	6,855	16,806	(6,322)
Interest expense	(19,080)	(25,762)	(38,685)	(45,310)
Interest income	50	51	80	83
Loss on early extinguishment of debt	—	(838)	—	(838)
Loss on early termination of derivative financial instruments	—	(29,242)	—	(29,242)
Equity in (losses) earnings of unconsolidated affiliates	(717)	(2,799)	203	(4,399)
Foreign currency exchange (loss) gain	(168)	147	(173)	286
Other income, net	477	436	929	4,361

Income (loss) before income taxes and discontinued operations	4,316	(51,152)	(20,840)	(81,381)
Income tax (expense) benefit	(350)	(1,060)	(815)	588

Income (loss) from continuing operations	3,966	(52,212)	(21,655)	(80,793)
(Loss) income from discontinued operations, net of tax	(535)	101,034	(535)	101,196

Net income (loss)	3,431	48,822	(22,190)	20,403
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(8)	(224)	109	(86)
Net income attributable to the noncontrolling interests in consolidated affiliates	(379)	(1,338)	(350)	(743)

Net income (loss) attributable to SHR	3,044	47,260	(22,431)	19,574
Preferred shareholder dividends	(6,042)	(7,722)	(12,083)	(15,443)

Net (loss) income attributable to SHR common shareholders	$(2,998)	$39,538	$(34,514)	$4,131

Basic and Diluted (Loss) Income Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.01)	$(0.35)	$(0.18)	$(0.58)
(Loss) income from discontinued operations attributable to SHR common shareholders	—	0.57	—	0.60

Net (loss) income attributable to SHR common shareholders	$(0.01)	$0.22	$(0.18)	$0.02

Weighted average common shares outstanding	202,021	176,141	194,979	166,820

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2012 and December 31, 2011

Consolidated Balance Sheets

(in thousands, except share data)

	June 30,	December 31,
	2012	2011
Assets
Investment in hotel properties, net	$1,661,252	$1,692,431
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $9,754 and $8,915	30,147	30,635
Investment in unconsolidated affiliates	119,354	126,034
Cash and cash equivalents	76,180	72,013
Restricted cash and cash equivalents	46,243	39,498
Accounts receivable, net of allowance for doubtful accounts of $1,547 and $1,698	54,135	43,597
Deferred financing costs, net of accumulated amortization of $5,309 and $3,488	9,044	10,845
Deferred tax assets	1,964	2,230
Prepaid expenses and other assets	40,864	29,047

Total assets	$2,079,542	$2,086,689

Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$995,817	$1,000,385
Bank credit facility	50,000	50,000
Accounts payable and accrued expenses	228,936	249,179
Distributions payable	—	72,499
Deferred tax liabilities	47,509	47,623

Total liabilities	1,322,262	1,419,686
Noncontrolling interests in SHR’s operating partnership	5,513	4,583
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $103,704 and $130,148 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,384 and $112,775 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $95,693 and $119,377 in the aggregate)	92,489	92,489
Common shares ($0.01 par value per share; 350,000,000 and 250,000,000 common shares authorized; 204,308,710 and 185,627,199 common shares issued and outstanding)	2,043	1,856
Additional paid-in capital	1,738,416	1,634,067
Accumulated deficit	(1,213,052)	(1,190,621)
Accumulated other comprehensive loss	(62,853)	(70,652)

Total SHR’s shareholders’ equity	744,102	654,198
Noncontrolling interests in consolidated affiliates	7,665	8,222

Total equity	751,767	662,420

Total liabilities, noncontrolling interests and equity	$2,079,542	$2,086,689

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotel was sold during 2011 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Paris Marriott Champs Elysees (Paris Marriott)	April 6, 2011	$60,003

The following is a summary of (loss) income from discontinued operations for the three and six months ended June 30, 2012 and 2011 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Hotel operating revenues	$—	$938	$—	$9,743

Operating costs and expenses	—	828	—	9,510

Operating income	—	110	—	233

Foreign currency exchange (loss) gain	(535)	(7)	(535)	51
Other income, net	—	—	—	326
Income tax expense	—	(20)	—	(379)
Gain on sale	—	100,951	—	100,965

(Loss) income from discontinued operations	$(535)	$101,034	$(535)	$101,196

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

Investments in the Hotel del Coronado and Fairmont Scottsdale Princess Hotel

(in thousands)

On January 9, 2006, we purchased a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate. As part of the recapitalization, a new unconsolidated affiliate was formed to own the Hotel del Coronado and to invest cash in the asset. Pursuant to the terms of the recapitalization, we became a limited partner in the new unconsolidated affiliate, and our ownership interest in the Hotel del Coronado decreased from 45% to 34.3%. On June 9, 2011, we completed a recapitalization of the Fairmont Scottsdale Princess hotel. As part of the recapitalization, our ownership interest in the Fairmont Scottsdale Princess hotel decreased from 100% to 50%. We account for these investments using the equity method of accounting.

	Three Months Ended June 30, 2012			Three Months Ended June 30, 2011
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$34,511	$19,145	$53,656	$33,685	$2,109	$35,794
Property EBITDA (100%)	$10,743	$3,251	$13,994	$10,455	$(744)	$9,711

Equity in losses of unconsolidated affiliates (SHR ownership)
Property EBITDA	$3,685	$1,626	$5,311	$3,586	$(372)	$3,214
Depreciation and amortization	(1,698)	(1,776)	(3,474)	(1,663)	(451)	(2,114)
Interest expense	(2,504)	(195)	(2,699)	(2,429)	(50)	(2,479)
Other expenses, net	(20)	19	(1)	(725)	(544)	(1,269)
Income taxes	100	—	100	102	—	102

Equity in losses of unconsolidated affiliates	$(437)	$(326)	$(763)	$(1,129)	$(1,417)	$(2,546)

EBITDA Contribution:
Equity in losses of unconsolidated affiliates	$(437)	$(326)	$(763)	$(1,129)	$(1,417)	$(2,546)
Depreciation and amortization	1,698	1,776	3,474	1,663	451	2,114
Interest expense	2,504	195	2,699	2,429	50	2,479
Income taxes	(100)	—	(100)	(102)	—	(102)

EBITDA Contribution	$3,665	$1,645	$5,310	$2,861	$(916)	$1,945

FFO Contribution:
Equity in losses of unconsolidated affiliates	$(437)	$(326)	$(763)	$(1,129)	$(1,417)	$(2,546)
Depreciation and amortization	1,698	1,776	3,474	1,663	451	2,114

FFO Contribution	$1,261	$1,450	$2,711	$534	$(966)	$(432)

	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$65,354	$46,128	$111,482	$62,987	$2,109	$65,096
Property EBITDA (100%)	$18,961	$11,906	$30,867	$17,753	$(744)	$17,009

Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$6,504	$5,953	$12,457	$6,192	$(372)	$5,820
Depreciation and amortization	(3,387)	(3,547)	(6,934)	(3,298)	(451)	(3,749)
Interest expense	(5,022)	(398)	(5,420)	(4,734)	(50)	(4,784)
Other expenses, net	(43)	(39)	(82)	(1,464)	(544)	(2,008)
Income taxes	367	—	367	679	—	679

Equity in (losses) earnings of unconsolidated affiliates	$(1,581)	$1,969	$388	$(2,625)	$(1,417)	$(4,042)

EBITDA Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(1,581)	$1,969	$388	$(2,625)	$(1,417)	$(4,042)
Depreciation and amortization	3,387	3,547	6,934	3,298	451	3,749
Interest expense	5,022	398	5,420	4,734	50	4,784
Income taxes	(367)	—	(367)	(679)	—	(679)

EBITDA Contribution	$6,461	$5,914	$12,375	$4,728	$(916)	$3,812

FFO Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(1,581)	$1,969	$388	$(2,625)	$(1,417)	$(4,042)
Depreciation and amortization	3,387	3,547	6,934	3,298	451	3,749

FFO Contribution	$1,806	$5,516	$7,322	$673	$(966)	$(293)

Debt	Interest Rate		Spread over LIBOR		Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	5.80	%(b)	480 bp	(b)	$425,000	March 2016
Cash and cash equivalents					(11,068)

Net Debt					$413,932

Fairmont Scottsdale Princess
CMBS Mortgage	0.61%		36 bp		$133,000	April 2015
Cash and cash equivalents					(3,926)

Net Debt					$129,074

(a)	Includes extension options.
(b)	Subject to a 1% LIBOR floor.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	February 2011	2.00%	$425,000	February 2013
CMBS Mortgage and Mezzanine Loan Caps	February 2013	2.50%	$425,000	March 2013

Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

Leasehold Information

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Paris Marriott (a):
Property EBITDA	$—	$206	$—	$3,455
Revenue (b)	$—	$206	$—	$3,455

Lease expense	—	(223)	—	(3,274)
Less: Deferred gain on sale-leaseback	—	(62)	—	(1,214)

Adjusted lease expense	—	(285)	—	(4,488)

EBITDA contribution from leasehold	$—	$(79)	$—	$(1,033)

Marriott Hamburg:
Property EBITDA	$1,496	$1,844	$2,896	$3,300
Revenue (b)	$1,165	$1,277	$2,330	$2,492

Lease expense	(1,143)	(1,257)	(2,311)	(2,453)
Less: Deferred gain on sale-leaseback	(50)	(56)	(101)	(109)

Adjusted lease expense	(1,193)	(1,313)	(2,412)	(2,562)

EBITDA contribution from leasehold	$(28)	$(36)	$(82)	$(70)

Total Leaseholds:
Property EBITDA	$1,496	$2,050	$2,896	$6,755
Revenue (b)	$1,165	$1,483	$2,330	$5,947

Lease expense	(1,143)	(1,480)	(2,311)	(5,727)
Less: Deferred gain on sale-leasebacks	(50)	(118)	(101)	(1,323)

Adjusted lease expense	(1,193)	(1,598)	(2,412)	(7,050)

EBITDA contribution from leaseholds	$(28)	$(115)	$(82)	$(1,103)

Security Deposit (c):	June 30, 2012	December 31, 2011
Marriott Hamburg	$2,406	$2,462

(a)	On April 6, 2011, we sold our leasehold interest in the Paris Marriott hotel. The results of operations for the Paris Marriott hotel have been classified as discontinued operations for all periods presented.
(b)	For the three and six months ended June 30, 2011, Revenue for the Paris Marriott hotel represents Property EBITDA. For the three and six months ended June 30, 2012 and 2011, Revenue for the Marriott Hamburg hotel represents lease revenue.
(c)	The security deposit is recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2012

Non-GAAP Financial Measures

We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.

EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and the Value Creation Plan expense. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and the Value Creation Plan expense. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

Reconciliation of Net (Loss) Income Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Net (loss) income attributable to SHR common shareholders	$(2,998)	$39,538	$(34,514)	$4,131
Depreciation and amortization	25,277	30,091	50,767	60,696
Interest expense	19,080	25,762	38,685	45,310
Income taxes—continuing operations	350	1,060	815	(588)
Income taxes—discontinued operations	—	20	—	379
Noncontrolling interests	8	224	(109)	86
Adjustments from consolidated affiliates	(1,246)	(2,854)	(2,503)	(4,183)
Adjustments from unconsolidated affiliates	6,888	5,241	13,570	9,131
Preferred shareholder dividends	6,042	7,722	12,083	15,443

EBITDA	53,401	106,804	78,794	130,405
Realized portion of deferred gain on sale-leaseback—continuing operations	(50)	(56)	(101)	(109)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	(62)	—	(1,214)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Gain on sale of assets— discontinued operations	—	(100,951)	—	(100,965)
Loss on early extinguishment of debt	—	838	—	838
Loss on early termination of derivative financial instruments	—	29,242	—	29,242
Foreign currency exchange loss (gain)—continuing operations (a)	168	(147)	173	(286)
Foreign currency exchange loss (gain)—discontinued operations (a)	535	7	535	(51)
Adjustment for Value Creation Plan	(3,167)	6,818	4,772	15,999

Comparable EBITDA	$50,887	$42,493	$84,173	$71,219

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

Reconciliation of Net (Loss) Income Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Net (loss) income attributable to SHR common shareholders	$(2,998)	$39,538	$(34,514)	$4,131
Depreciation and amortization	25,277	30,091	50,767	60,696
Corporate depreciation	(264)	(290)	(529)	(589)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Gain on sale of assets—discontinued operations	—	(100,951)	—	(100,965)
Realized portion of deferred gain on sale-leaseback—continuing operations	(50)	(56)	(101)	(109)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	(62)	—	(1,214)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks	—	20	—	379
Noncontrolling interests adjustments	(120)	(149)	(253)	(306)
Adjustments from consolidated affiliates	(659)	(1,598)	(1,326)	(3,159)
Adjustments from unconsolidated affiliates	3,779	2,414	7,543	4,253

FFO	24,965	(31,043)	21,587	(39,523)
Redeemable noncontrolling interests	128	373	144	392

FFO—Fully Diluted	25,093	(30,670)	21,731	(39,131)
Non-cash mark to market of interest rate swaps	(1,187)	2,733	(2,717)	(1,633)
Loss on early extinguishment of debt	—	838	—	838
Loss on early termination of derivative financial instruments	—	29,242	—	29,242
Foreign currency exchange loss (gain)—continuing operations (a)	168	(147)	173	(286)
Foreign currency exchange loss (gain)—discontinued operations (a)	535	7	535	(51)
Adjustment for Value Creation Plan	(3,167)	6,818	4,772	15,999

Comparable FFO	$21,442	$8,821	$24,494	$4,978

Comparable FFO per diluted share	$0.11	$0.05	$0.12	$0.03

Weighted average diluted shares	204,099	178,488	197,133	169,379

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2012

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Hyatt Regency La Jolla	1.25%	100 bp	$97,500	September 2012
North Beach Venture	5.00%	Fixed	1,476	January 2013
Marriott London Grosvenor Square (c)	2.00%	110 bp (c)	113,226	October 2013
Bank credit facility	3.25%	300 bp	50,000	June 2015
Four Seasons Washington, D.C.	3.40%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	217,137	June 2017
Fairmont Chicago	6.09%	Fixed	96,478	June 2017
InterContinental Miami	3.75%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.10%	385 bp	110,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021

			$1,045,817

(a)	Spread over LIBOR (0.25% at June 30, 2012).
(b)	Includes extension options.
(c)	Principal balance of £72,100,000 at June 30, 2012. Spread over three-month GBP LIBOR (0.90% at June 30, 2012).

Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£72,100	October 2013

At June 30, 2012, future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2012	$103,380
2013	123,950
2014	13,872
2015	65,046
2016	145,861
Thereafter	593,708

$1,045,817

Percent of fixed rate debt including U.S. and European swaps	93.1%
Weighted average interest rate including U.S. and European swaps (d)	6.63%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.30

(d)	Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2012

Portfolio Data

Portfolio at June 30, 2012

(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTR June 2012 Property EBITDA	QTR June 2012 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	15%	13%	$7,573
InterContinental Chicago (a)	Chicago, IL	792	10%	11%	6,692
Hotel del Coronado (b)	Coronado, CA	757	10%	6%	3,685
Fairmont Chicago	Chicago, IL	687	9%	9%	4,978
Fairmont Scottsdale Princess (c)	Scottsdale, AZ	649	8%	3%	1,626
InterContinental Miami	Miami, FL	641	8%	6%	3,419
Hyatt Regency La Jolla (d)	La Jolla, CA	419	5%	4%	2,328
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	12%	6,725
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	1%	431
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	6%	3,603
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	6%	3,758
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	9%	5,195
Four Seasons Silicon Valley (e)	East Palo Alto, CA	200	3%	4%	2,167
Four Seasons Jackson Hole (e)	Teton Village, WY	124	2%	-1%	(501)

Total United States		7,074	91%	89%	51,679

Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	3%	1,618

Total Mexican		173	2%	3%	1,618

Total North American		7,247	93%	92%	53,297

European:
Marriott Hamburg (f)	Hamburg, Germany	278	4%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	8%	4,538

Total European		515	7%	8%	4,538

		7,762	100%	100%	$57,835

(a)	Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the InterContinental Chicago hotel and consolidated this hotel for reporting purposes. On June 24, 2011, we purchased the remaining 49% interest and now own 100% of this hotel.
(b)	Prior to February 4, 2011, we owned a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate and our ownership interest decreased from 45% to 34.3%. We account for this investment under the equity method of accounting and record equity in (losses) earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 34.3% ownership.
(c)	Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting and record equity in earnings (losses) of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 50.0% ownership.
(d)	Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel. On June 24, 2011, we purchased an additional 2.5% interest and continue to consolidate this hotel for reporting purposes.

(e)	On March 11, 2011, we purchased these hotels.
(f)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended June 30, 2012

Seasonality by Geographic Region

(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Paris Marriott hotel as its results of operations were reclassified to discontinued operations, (ii) exclusion of the unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of June 30, 2012)

Same store property revenues—12 Properties and 5,668 Rooms

	Three Months Ended
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	Total
Same store property revenues	$174,347	$171,798	$159,384	$182,367	$687,896
Pro forma seasonality %	25.3%	25.0%	23.2%	26.5%	100.0%

Mexican Hotel (as of June 30, 2012)

Same store property revenues—1 Property and 173 Rooms

	Three Months Ended
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	Total
Same store property revenues	$4,457	$10,181	$9,930	$8,153	$32,721
Same store seasonality %	13.6%	31.1%	30.4%	24.9%	100.0%

North American Hotels (as of June 30, 2012)

Same store property revenues—13 Properties and 5,841 Rooms

	Three Months Ended
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	Total
Same store property revenues	$178,804	$181,979	$169,314	$190,520	$720,617
Same store seasonality %	24.8%	25.3%	23.5%	26.4%	100.0%

European Hotels (as of June 30, 2012)

Same store property revenues—2 Properties and 515 Rooms

	Three Months Ended
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	Total
Same store property revenues	$15,832	$16,230	$12,477	$15,303	$59,842
Same store seasonality %	26.5%	27.1%	20.8%	25.6%	100.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

Operating Statistics by Geographic Region

The Total United States portfolio is derived from our hotel portfolio at June 30, 2012, consisting of all properties located in the United States, including the Four Seasons Jackson Hole hotel, the Four Seasons Silicon Valley hotel and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. The Total North American portfolio includes the Total United States portfolio and the Four Seasons Punta Mita Resort. Adjustments to the same store portfolios are the (i) exclusion of unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel, (ii) exclusion of Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels for the six months ended June 30, 2012 and 2011, (iii) exclusion of Paris Marriott hotel as this property's results of operations were reclassified to discontinued operations for the periods presented and (iv) presentation of the hotels without regard to either ownership structure or leaseholds.

Total United States Hotels (as of June 30, 2012)

14 Properties

7,074 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Change		2012	2011	Change
ADR	$257.16	$241.93	6.3%		$254.47	$240.78	5.7%
Average Occupancy	75.1%	73.3%	1.8	pts	71.9%	69.9%	2.0	pts
RevPAR	$193.19	$177.41	8.9%		$183.03	$168.20	8.8%
Total RevPAR	$368.20	$344.22	7.0%		$353.53	$329.40	7.3%
Property EBITDA Margin	25.6%	24.0%	1.6	pts	23.0%	21.1%	1.9	pts

Total North American Hotels (as of June 30, 2012)

15 Properties

7,247 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Change		2012	2011	Change
ADR	$261.45	$247.25	5.7%		$260.47	$247.80	5.1%
Average Occupancy	74.5%	72.7%	1.8	pts	71.3%	69.3%	2.0	pts
RevPAR	$194.76	$179.69	8.4%		$185.82	$171.80	8.2%
Total RevPAR	$371.79	$349.05	6.5%		$358.82	$336.17	6.7%
Property EBITDA Margin	25.4%	23.9%	1.5	pts	23.1%	21.4%	1.7	pts

Same Store North American Hotels (as of June 30, 2012)

13 Properties (three month period) 11 Properties (six month period)

5,841 Rooms (three month period) 5,517 Rooms (six month period)

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Change		2012	2011	Change
ADR	$253.70	$239.77	5.8%		$244.04	$231.47	5.4%
Average Occupancy	76.5%	74.0%	2.5	pts	72.2%	69.8%	2.4	pts
RevPAR	$194.11	$177.35	9.5%		$176.28	$161.49	9.2%
Total RevPAR	$360.28	$333.34	8.1%		$328.00	$304.91	7.6%
Property EBITDA Margin	25.2%	23.4%	1.8	pts	22.0%	20.5%	1.5	pts

Same Store European Hotels (as of June 30, 2012)

2 Properties

515 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Change		2012	2011	Change
ADR	$286.09	$305.13	(6.2)%		$271.33	$277.96	(2.4)%
Average Occupancy	85.5%	85.8%	(0.3	)pts	81.5%	78.4%	3.1	pts
RevPAR	$244.66	$261.86	(6.6)%		$221.11	$217.96	1.4%
Total RevPAR	$326.53	$349.24	(6.5)%		$296.38	$299.10	(0.9)%
Property EBITDA Margin	39.4%	37.4%	2.0	pts	37.1%	35.4%	1.7	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

Selected Financial and Operating Information by Property

(in thousands, except operating information)

The following tables present selected financial and operating information by property for the three and six months ended June 30, 2012 and 2011. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended June 30,				Six Months Ended June 30,
UNITED STATES HOTELS:	2012	2011	Change		2012	2011	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$18,226	$16,526	10.3%		$28,865	$25,530	13.1%
Property EBITDA	$4,978	$4,240	17.4%		$4,632	$3,033	52.7%

Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	72.6%	70.7%	1.9	pts	62.7%	59.1%	3.6	pts
ADR	$244.79	$225.24	8.7%		$216.51	$202.16	7.1%
RevPAR	$177.77	$159.35	11.6%		$135.78	$119.40	13.7%
Total RevPAR	$291.54	$264.35	10.3%		$230.86	$205.31	12.4%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 50% as of June 30, 2012 and 2011, respectively):
Total revenues	$19,145	$19,286	(0.7)%		$46,128	$44,643	3.3%
Property EBITDA	$3,251	$3,158	2.9%		$11,906	$10,528	13.1%

Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	65.4%	67.3%	(1.9	)pts	71.6%	73.5%	(1.9	)pts
ADR	$221.16	$211.51	4.6%		$259.74	$243.17	6.8%
RevPAR	$144.57	$142.38	1.5%		$186.03	$178.61	4.2%
Total RevPAR	$324.17	$326.55	(0.7)%		$390.52	$380.04	2.8%

FOUR SEASONS JACKSON HOLE
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$4,466	$3,945	13.2%		$16,250	N/A	N/A
Property EBITDA	$(501)	$(721)	30.5%		$2,273	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the six months ended June 30, 2011, average occupancy was 57.2%, ADR was $477.66, RevPAR was $272.99 and Total RevPAR was $654.98.):

Rooms	124	124	—		124	N/A	N/A
Average occupancy	46.6%	44.3%	2.3	pts	60.4%	N/A	N/A
ADR	$394.17	$361.38	9.1%		$492.59	N/A	N/A
RevPAR	$183.74	$160.00	14.8%		$297.48	N/A	N/A
Total RevPAR	$395.78	$349.65	13.2%		$720.05	N/A	N/A

FOUR SEASONS SILICON VALLEY
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$8,663	$7,431	16.6%		$16,025	N/A	N/A
Property EBITDA	$2,167	$1,286	68.5%		$3,625	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the six months ended June 30, 2011, average occupancy was 67.0%, ADR was $302.36, RevPAR was $202.63 and Total RevPAR was $386.28.):

Rooms	200	200	—		200	N/A	N/A
Average occupancy	77.5%	69.7%	7.8	pts	73.2%	N/A	N/A
ADR	$323.39	$309.58	4.5%		$319.66	N/A	N/A
RevPAR	$250.49	$215.72	16.1%		$234.08	N/A	N/A
Total RevPAR	$475.97	$408.30	16.6%		$440.25	N/A	N/A

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Change		2012	2011	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$18,359	$17,203	6.7%		$31,887	$30,438	4.8%
Property EBITDA	$5,195	$4,808	8.0%		$7,083	$6,835	3.6%

Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	81.1%	79.2%	1.9	pts	74.6%	71.6%	3.0	pts
ADR	$569.98	$549.66	3.7%		$528.29	$519.32	1.7%
RevPAR	$462.23	$435.06	6.2%		$394.12	$371.72	6.0%
Total RevPAR	$908.78	$851.55	6.7%		$789.21	$757.50	4.2%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 34.3% as of June 30, 2012 and 2011):
Total revenues	$34,511	$33,685	2.5%		$65,354	$62,987	3.8%
Property EBITDA	$10,743	$10,455	2.8%		$18,961	$17,753	6.8%

Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	66.8%	67.4%	(0.6	)pts	65.9%	65.2%	0.7	pts
ADR	$363.48	$340.89	6.6%		$339.51	$331.15	2.5%
RevPAR	$242.76	$229.62	5.7%		$223.77	$215.92	3.6%
Total RevPAR	$500.98	$488.99	2.5%		$474.36	$459.70	3.2%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$9,648	$8,482	13.7%		$18,413	$17,855	3.1%
Property EBITDA	$2,328	$1,652	40.9%		$4,099	$3,349	22.4%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	80.7%	74.1%	6.6	pts	76.0%	76.2%	(0.2	)pts
ADR	$165.93	$152.59	8.7%		$166.03	$157.58	5.4%
RevPAR	$133.84	$113.00	18.4%		$126.16	$120.12	5.0%
Total RevPAR	$253.03	$222.46	13.7%		$241.45	$235.43	2.6%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$21,671	$19,588	10.6%		$33,101	$29,289	13.0%
Property EBITDA	$6,692	$6,724	(0.5)%		$5,908	$6,412	(7.9)%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	83.3%	83.4%	(0.1	)pts	71.2%	71.9%	(0.7	)pts
ADR	$215.82	$206.31	4.6%		$186.80	$177.72	5.1%
RevPAR	$179.72	$172.03	4.5%		$133.05	$127.73	4.2%
Total RevPAR	$300.69	$271.78	10.6%		$229.64	$204.32	12.4%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$14,018	$11,466	22.3%		$32,104	$28,327	13.3%
Property EBITDA	$3,419	$2,169	57.6%		$10,507	$8,570	22.6%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	79.0%	70.1%	8.9	pts	83.0%	75.8%	7.2	pts
ADR	$162.25	$150.45	7.8%		$187.20	$182.60	2.5%
RevPAR	$128.23	$105.40	21.7%		$155.41	$138.35	12.3%
Total RevPAR	$240.32	$196.56	22.3%		$275.18	$244.15	12.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Change		2012	2011	Change
LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$12,535	$11,960	4.8%		$24,716	$22,832	8.3%
Property EBITDA	$3,603	$3,136	14.9%		$6,498	$5,355	21.3%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	89.5%	87.6%	1.9	pts	87.7%	86.9%	0.8	pts
ADR	$312.19	$290.03	7.6%		$302.73	$280.60	7.9%
RevPAR	$279.26	$254.15	9.9%		$265.63	$243.74	9.0%
Total RevPAR	$402.78	$384.29	4.8%		$397.08	$368.84	7.7%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$7,340	$7,234	1.5%		$13,334	$12,530	6.4%
Property EBITDA	$431	$574	(24.9)%		$(208)	$110	(289.1)%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	64.2%	51.8%	12.4	pts	56.2%	43.2%	13.0	pts
ADR	$124.19	$124.50	(0.2)%		$122.85	$124.72	(1.5)%
RevPAR	$79.75	$64.49	23.7%		$69.03	$53.92	28.0%
Total RevPAR	$224.63	$221.37	1.5%		$204.03	$191.73	6.4%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$15,063	$14,402	4.6%		$26,909	$25,416	5.9%
Property EBITDA	$3,758	$2,693	39.5%		$5,073	$3,408	48.9%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	67.9%	68.6%	(0.7	)pts	62.9%	63.5%	(0.6	)pts
ADR	$379.97	$352.12	7.9%		$363.11	$329.85	10.1%
RevPAR	$258.05	$241.39	6.9%		$228.33	$209.29	9.1%
Total RevPAR	$634.21	$606.37	4.6%		$566.47	$538.00	5.3%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$19,789	$17,513	13.0%		$35,591	$30,729	15.8%
Property EBITDA	$6,725	$4,360	54.2%		$10,371	$6,633	56.4%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	65.7%	68.1%	(2.4	)pts	62.4%	60.9%	1.5	pts
ADR	$356.50	$311.29	14.5%		$351.28	$316.51	11.0%
RevPAR	$234.11	$211.90	10.5%		$219.04	$192.89	13.6%
Total RevPAR	$549.14	$485.98	13.0%		$493.82	$428.72	15.2%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$32,589	$31,928	2.1%		$64,557	$60,839	6.1%
Property EBITDA	$7,573	$8,363	(9.4)%		$13,397	$12,939	3.5%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	83.1%	84.4%	(1.3	)pts	80.1%	79.3%	0.8	pts
ADR	$222.49	$204.47	8.8%		$224.42	$203.43	10.3%
RevPAR	$184.80	$172.60	7.1%		$179.78	$161.40	11.4%
Total RevPAR	$299.68	$293.60	2.1%		$296.83	$281.28	5.5%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

	Three Months Ended June 30,				Six Months Ended June 30,
MEXICAN HOTEL:	2012	2011	Change		2012	2011	Change
FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$8,153	$8,594	(5.1)%		$18,083	$19,155	(5.6)%
Property EBITDA	$1,618	$1,992	(18.8)%		$4,834	$5,512	(12.3)%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	48.6%	46.0%	2.6	pts	47.5%	47.7%	(0.2	)pts
ADR	$531.44	$593.05	(10.4)%		$630.51	$666.63	(5.4)%
RevPAR	$258.48	$272.51	(5.1)%		$299.47	$318.04	(5.8)%
Total RevPAR	$517.91	$545.89	(5.1)%		$574.33	$611.71	(6.1)%

EUROPEAN HOTELS:

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,599	$6,625	(15.5)%		$10,279	$11,433	(10.1)%
Property EBITDA	$1,496	$1,844	(18.9)%		$2,896	$3,300	(12.2)%

Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	85.2%	86.7%	(1.5	)pts	79.6%	81.3%	(1.7	)pts
ADR	$184.72	$220.23	(16.1)%		$182.60	$200.70	(9.0)%
RevPAR	$157.34	$190.94	(17.6)%		$145.38	$163.22	(10.9)%
Total RevPAR	$221.31	$261.90	(15.5)%		$203.16	$227.22	(10.6)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$9,704	$9,742	(0.4)%		$17,501	$16,447	6.4%
Property EBITDA	$4,538	$4,282	6.0%		$7,413	$6,558	13.0%

Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	85.9%	84.8%	1.	1pts	83.7%	75.0%	8.7	pts
ADR	$403.98	$406.97	(0.7)%		$370.34	$376.21	(1.6)%
RevPAR	$347.09	$345.04	0.6%		$309.94	$282.17	9.8%
Total RevPAR	$449.95	$451.69	(0.4)%		$405.73	$383.41	5.8%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012 and 2011

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2012		2011		2012		2011
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$4,978	$4,978	$4,240	$4,240	$4,632	$4,632	$3,033	$3,033
Fairmont Scottsdale Princess (a)	3,251	—	3,158	3,902	11,906	—	10,528	11,272
Four Seasons Jackson Hole (b)	(501)	(501)	(721)	(721)	2,273	2,273	—	13
Four Seasons Silicon Valley (b)	2,167	2,167	1,286	1,286	3,625	3,625	—	1,636
Four Seasons Washington, D.C.	5,195	5,195	4,808	4,808	7,083	7,083	6,835	6,835
Hotel del Coronado (c)	10,743	—	10,455	—	18,961	—	17,753	—
Hyatt Regency La Jolla	2,328	2,328	1,652	1,652	4,099	4,099	3,349	3,349
InterContinental Chicago	6,692	6,692	6,724	6,724	5,908	5,908	6,412	6,412
InterContinental Miami	3,419	3,419	2,169	2,169	10,507	10,507	8,570	8,570
Loews Santa Monica Beach Hotel	3,603	3,603	3,136	3,136	6,498	6,498	5,355	5,355
Marriott Lincolnshire Resort	431	431	574	574	(208)	(208)	110	110
Ritz-Carlton Half Moon Bay	3,758	3,758	2,693	2,693	5,073	5,073	3,408	3,408
Ritz-Carlton Laguna Niguel	6,725	6,725	4,360	4,360	10,371	10,371	6,633	6,633
Westin St. Francis	7,573	7,573	8,363	8,363	13,397	13,397	12,939	12,939
Four Seasons Punta Mita Resort	1,618	1,618	1,992	1,992	4,834	4,834	5,512	5,512
Marriott Hamburg (d)	1,496	22	1,844	20	2,896	19	3,300	39
Marriott London Grosvenor Square	4,538	4,538	4,282	4,282	7,413	7,413	6,558	6,558

	$68,014	$52,546	$61,015	$49,480	$119,268	$85,524	$100,295	$81,674

Adjustments:
Corporate expenses		(2,866)		(11,957)		(16,676)		(26,434)
Interest income		50		51		80		83
Loss on early extinguishment of debt		—		(838)		—		(838)
Loss on early termination of derivative financial instruments		—		(29,242)		—		(29,242)
Equity in (losses) earnings of unconsolidated affiliates		(717)		(2,799)		203		(4,399)
Foreign currency exchange (loss) gain		(168)		147		(173)		286
Other income, net		477		436		929		4,361
(Loss) income from discontinued operations		(535)		101,034		(535)		101,196
Income taxes—discontinued operations		—		20		—		379
Noncontrolling interest in consolidated affiliates		(379)		(1,338)		(350)		(743)
Adjustments from consolidated affiliates		(1,246)		(2,854)		(2,503)		(4,183)
Adjustments from unconsolidated affiliates		6,888		5,241		13,570		9,131
Other adjustments		(649)		(577)		(1,275)		(866)

EBITDA		$53,401		$106,804		$78,794		$130,405

(a)	Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting. Therefore, EBITDA related to our interest in this property subsequent to June 9, 2011 is reflected in adjustments from unconsolidated affiliates for the three and six months ended June 30, 2012 and 2011. Property EBITDA represents 100% of revenue and expenses generated by the property.
(b)	On March 11, 2011, we purchased the Four Seasons Jackson Hole and the Four Seasons Silicon Valley hotels. We have not included the results of these hotels in Property EBITDA for the six months ended June 30, 2011 above since we did not own the properties for the entire period.
(c)	We account for this property under the equity method of accounting. Therefore, EBITDA related to our interest in this property is reflected in adjustments from unconsolidated affiliates for the three and six months ended June 30, 2012 and 2011. Property EBITDA represents 100% of revenue and expenses generated by the property.
(d)	We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2012

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended June 30, 2012			Six Months Ended June 30, 2012
	Property		Comparable	Property		Comparable
	EBITDA	Adjustments	EBITDA	EBITDA	Adjustments	EBITDA
Urban Hotels:
Fairmont Chicago	$4,978	$—	$4,978	$4,632	$—	$4,632
Four Seasons Silicon Valley	2,167	—	2,167	3,625	—	3,625
Four Seasons Washington, D.C.	5,195	—	5,195	7,083	—	7,083
Hyatt Regency La Jolla	2,328	(1,083)	1,245	4,099	(1,906)	2,193
InterContinental Chicago	6,692	—	6,692	5,908	—	5,908
InterContinental Miami	3,419	—	3,419	10,507	—	10,507
Westin St. Francis	7,573	—	7,573	13,397	—	13,397

Total Urban Hotels	32,352	(1,083)	31,269	49,251	(1,906)	47,345

Resorts:
Fairmont Scottsdale Princess	3,251	(1,606)	1,645	11,906	(5,992)	5,914
Four Seasons Jackson Hole	(501)	—	(501)	2,273	—	2,273
Four Seasons Punta Mita Resort	1,618	—	1,618	4,834	—	4,834
Hotel del Coronado	10,743	(7,078)	3,665	18,961	(12,500)	6,461
Loews Santa Monica Beach Hotel	3,603	—	3,603	6,498	—	6,498
Marriott Lincolnshire Resort	431	—	431	(208)	—	(208)
Ritz-Carlton Half Moon Bay	3,758	—	3,758	5,073	—	5,073
Ritz-Carlton Laguna Niguel	6,725	—	6,725	10,371	—	10,371

Total Resorts	29,628	(8,684)	20,944	59,708	(18,492)	41,216

European Hotels:
Marriott Hamburg	1,496	(1,524)	(28)	2,896	(2,978)	(82)
Marriott London Grosvenor Square	4,538	—	4,538	7,413	—	7,413

Total European Hotels	6,034	(1,524)	4,510	10,309	(2,978)	7,331

	$68,014	$(11,291)	$56,723	$119,268	$(23,376)	$95,892

	% of QTR	% of YTD
	Comparable EBITDA	Comparable EBITDA
Urban Hotels	55%	49%
Resorts	37%	43%
European Hotels	8%	8%

Total	100%	100%

Total United States Urban Hotels (as of June 30, 2012)

7 Properties
4,156 Rooms
	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Change		2012	2011	Change
ADR	$233.09	$218.79	6.5%		$224.82	$211.22	6.4%
Average Occupancy	80.1%	77.7%	2.4	pts	74.9%	72.7%	2.2	pts
RevPAR	$186.79	$170.02	9.9%		$168.50	$153.54	9.7%
Total RevPAR	$325.69	$297.79	9.4%		$297.40	$274.20	8.5%
Property EBITDA Margin	26.3%	26.0%	0.3	pts	21.9%	20.9%	1.0	pts

Total United States Resorts (as of June 30, 2012)

7 Properties
2,918 Rooms

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2012	2011	Change		2012	2011	Change
ADR	$298.04	$280.53	6.2%		$301.80	$287.73	4.9%
Average Occupancy	67.9%	67.0%	0.9	pts	67.6%	65.8%	1.8	pts
RevPAR	$202.41	$188.03	7.6%		$203.94	$189.29	7.7%
Total RevPAR	$429.39	$411.03	4.5%		$434.30	$408.79	6.2%
Property EBITDA Margin	24.8%	21.9%	2.9	pts	24.0%	21.2%	2.8	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2012

2012 Guidance

(in millions, except per share data)

	Year Ended December 31, 2012
Operational Guidance	Low Range	High Range
North American same store Total RevPAR growth (a)	5.0%	7.0%
North American same store RevPAR growth (a)	6.0%	8.0%

(a)	Includes North American hotels which are consolidated in our financial results, but excludes the Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels, which were acquired in 2011.

	Year Ended December 31, 2012
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(81.4)	$(66.4)
Depreciation and amortization	112.0	112.0
Interest expense	82.6	82.6
Income taxes	0.9	0.9
Noncontrolling interests	(0.3)	(0.3)
Adjustments from consolidated affiliates	(5.8)	(5.8)
Adjustments from unconsolidated affiliates	28.0	28.0
Preferred shareholder dividends	24.2	24.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Adjustment for Value Creation Plan	4.8	4.8
Other adjustments	0.2	0.2

Comparable EBITDA	$165.0	$180.0

	Year Ended December 31, 2012
Comparable FFO Guidance	Low Range	High Range

Net loss attributable to common shareholders	$(81.4)	$(66.4)
Depreciation and amortization	110.8	110.8
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Noncontrolling interests	(0.3)	(0.2)
Adjustments from consolidated affiliates	(2.8)	(2.8)
Adjustments from unconsolidated affiliates	15.4	15.4
Adjustment for Value Creation Plan	4.8	4.8
Other adjustments	(2.5)	(2.5)

Comparable FFO	$43.8	$58.9

Comparable FFO per diluted share	$0.21	$0.29